Exhibit 10.41

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Center for Technology Licensing

1155 York Avenue New York, NY 10065 P: 646.962.7045

innovation.weill.cornell.edu

Weill Cornell Medicine Enterprise Innovation

December 17, 2025

[***]

RE: SECOND AMENDMENT

to the THIRD LICENSE AGREEMENT by and between Lexeo Therapeutics, Inc. (hereinafter “Licensee”) and Cornell University (“Cornell”) (each a “Party”) effective April 21, 2024, and amended a first time effective May 24, 2024 (the “Third License Agreement”) (CTL Contract No. [***])

Effective the date of the last signature hereto (“Second Amendment Date”), the Parties agree to hereby modify the Third License Agreement as follows:

1)
Paragraph 3.1 is hereby deleted and replaced with the following:

“3.1 (a) (i) a license issue fee of [***], and (ii) an initial data transfer fee of [***], each paid in cash within [***] of the Effective Date; and (iii) for the data [***] as described in Appendix B, an additional one-time data transfer fee of [***], due within [***] of the Second Amendment Date, and (iv) an annual data transfer fee of [***] paid [***] of the Effective Date until [***].”

2)
The lead paragraph in Appendix B: Data and Reports is hereby deleted and replaced with the following:

[***]

3)
These changes do not otherwise change the terms and conditions of the Third License Agreement.

4)
This Second Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Second Amendment by their respective and duly authorized officers on the day and year written.

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ R. Nolan Townsend
	[Signature of Authorized Officer]		[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	R. Nolan Townsend
Title:	Senior Managing Director	Title:	Chief Executive Officer

Date:	12/19/2025	Date:	12/22/2025